UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 28, 2004

BLOCKBUSTER INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-15153	52-1655102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street
Dallas, Texas	75270
(Address of principal executive offices)	(Zip Code)

(214) 854-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 28, 2004, Blockbuster Inc. (“Blockbuster”) issued a press release announcing its intention to commence a cash tender offer by mid-January to purchase all of the outstanding shares of Hollywood Entertainment Corporation (“Hollywood”) for $11.50 per share in cash if Blockbuster is unable to obtain substantial cooperation from Hollywood’s Board of Directors that is likely to lead to an agreement for an acquisition of Hollywood by Blockbuster. A copy of the press release is attached hereto as Exhibit 99.1. Blockbuster also reiterated its willingness to consider a higher price if Hollywood’s Board cooperates and if the financial and other information sought from Hollywood support such an increase. Blockbuster has not been given access to such Hollywood information. Following the completion of any tender offer, Blockbuster intends to acquire any shares not purchased in the tender at the same per share cash price paid in the tender offer, pursuant to a merger by a subsidiary of Blockbuster with and into Hollywood.

On the same date, Blockbuster also filed a Notification and Report Form under the Hart-Scott-Rodino Premerger Notification Act with the Department of Justice and the Federal Trade Commission in connection with the announcement of its intention to commence a cash tender offer to purchase all of the outstanding shares of Hollywood.

Also, on the same date, Bloomberg and the Associated Press released articles discussing the announcement by Blockbuster in the press release described above. The articles included information obtained from interviews with Edward B. Stead, Executive Vice President and General Counsel of Blockbuster. A copy of the Bloomberg article is attached as Exhibit 99.2 hereto, and a copy of the Associated Press article is attached as Exhibit 99.3 hereto.

THIS IS NOT AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL ANY SHARES. A SOLICITATION OR OFFER TO BUY HOLLYWOOD’S COMMON STOCK MAY BE MADE, IF AT ALL, PURSUANT TO A TENDER OFFER STATEMENT, AN OFFER TO PURCHASE AND RELATED MATERIALS. HOLLYWOOD SHAREHOLDERS SHOULD READ THE TENDER OFFER STATEMENT, THE OFFER TO PURCHASE AND ANY RELATED MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF ANY OFFER. HOLLYWOOD SHAREHOLDERS WILL BE ABLE TO OBTAIN THE TENDER OFFER STATEMENT, THE OFFER TO PURCHASE AND RELATED MATERIALS WITH RESPECT TO ANY TENDER OFFER, IF APPLICABLE, FREE AT THE SEC’S WEBSITE AT WWW.SEC.GOV OR FROM BLOCKBUSTER INC. AT WWW.BLOCKBUSTER.COM.

HOLLYWOOD SHAREHOLDERS ARE URGED TO READ ANY PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION IF AND WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. BLOCKBUSTER AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES IN RESPECT OF THE PROPOSED TRANSACTION BETWEEN HOLLYWOOD AND BLOCKBUSTER. HOLLYWOOD SHAREHOLDERS WILL BE ABLE TO OBTAIN A COPY OF ANY PROXY STATEMENT, AS WELL AS OTHER FILINGS CONTAINING INFORMATION ABOUT THE PARTIES (INCLUDING INFORMATION REGARDING THE PARTICIPANTS IN THE PROXY SOLICITATION AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE), FREE AT THE SEC’S WEBSITE AT WWW.SEC.GOV OR FROM BLOCKBUSTER AT WWW.BLOCKBUSTER.COM.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Press Release dated December 28, 2004

99.2	Bloomberg article dated December 28, 2004

99.3	Associated Press article dated December 28, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCKBUSTER INC.

Dated: December 28, 2004	By:	/s/ Edward B. Stead
Edward B. Stead
Executive Vice President
and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 28, 2004

99.2	Bloomberg article dated December 28, 2004

99.3	Associated Press article dated December 28, 2004